EXHIBIT 99
ProCentury Corporation (NASDAQ: PROS) NYSSA February 2006

Forward Looking Statements Statements made during the course of this presentation that are not based on historical facts are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those stated or implied in the forward looking statements as a result of factors, such as 1) risks inherent in establishing loss and loss adjustment expense reserves; 2) uncertainties related to the ratings of our insurance subsidiary; 3) uncertainties related to governmental and regulatory policies; 4) uncertainties relating to the cyclical nature of our business; 5) changes in our relationships with, and the capacity of, our general agents; and 6) the risk that our reinsurers may not be able to fulfill their obligations to us, among others that have been detailed in the company's historical filings with the Securities and Exchange Commission. ProCentury makes no commitment to update any forward looking statements based on new information, future events, or otherwise.

Company Overview Product, Underwriting and Distribution Financial Performance Investment Takeaways Agenda

Corporate Snapshot National underwriter of specialty insurance founded in 1978 Focus Small to mid-sized commercial accounts Niche opportunities in property and casualty markets Operating subsidiary: Century Insurance Group AM Best A- (Excellent) rating since 1998 Management led buyout in 2000 IPO in April 2004 raised approximately $93.5M gross

Core Business: Excess and Surplus Lines Distribution network of 118 wholesale general agents in 195 locations Product mix (2005) 70% casualty, 30% property Approximately 60% is binding authority business; 40% "brokerage" Underwrite for predictability and profitability Focus on shorter-tail lines: property, OL&T, garage liability, other specialty Avoid catastrophic exposure Diversified product mix Re-underwrite authority business Acquired admitted "shell" company: ProCentury Insurance Company Established segregated cell captive in Washington D.C.

Growth in Shareholders' Equity $120,000 $110,000 $100,000 $90,000 $102,804 Jun-04 $115,237 Dec-04 $117,601 Sep-05 Shareholders' Equity ($000) Shareholders' Equity

Growth in Book Value Per Share Book Value Per Share $10.00 $9.00 $8.00 $7.00 $6.00 $5.00 $8.76 $8.90 $7.85 Jun-04 Dec-04 Sep-05 Book Value Per Share

Focused business strategy Core business: smaller commercial excess and surplus lines Profitability through underwriting discipline High margin products Shorter tail property, premises-based casualty Management's interests aligned with shareholders Closely managed distribution network Flexibility and responsiveness Investment Considerations

Conservative investment philosophy Value of invested assets $345M (GAAP) Average credit rating of AA+ Strong balance sheet Adequate loss reserves, supported by in-house actuaries and third party review Strong reinsurance partners Conservative investment philosophy Attractively valued stock relative to peers Investment Considerations

Continue to grow our core property and casualty business Grow specialty programs Develop admitted capability Continue to Build Reputation as a Specialty Underwriter

Underwrite for predictability and profitability Re-underwrite authority business Support underwriting function with in-house actuarial analysis Underwriting Philosophy Write adequately priced, short-tail business that is not prone to catastrophes and generates acceptable underwriting returns

Production Profile Product Line Production Profile Geographic Production Profile As of December 31, 2004 Southwest West 18.2% 31.9% Northeast Southeast 2.7% Midwest 27.1% 20.1% Property 30.3% Casualty 69.7% As of September 30, 2005

National Distribution Platform Wholesalers Program Managers Specialty Agents National distribution network consisting of 118 agents in 195 locations

Agency Distribution Management Leverage existing relationships Add new agents in under-represented areas Continue to evaluate relationships with existing agents

Prudent Reinsurance Posture Working Program $4,000,000 Retention XS Catastrophe 95% of $16,000,000 xs $4,000,000 $500,000 Retention Property Excess of Loss $500,000 xs $500,000 2nd Property XS $1,500,000 xs $1,000,000 1st XS Casualty Clash $4,000,000 xs $1,000,000 2nd XS Casualty Clash $5,000,000 xs $5,000,000 3rd Property XS $5,000,000 xs $2,500,000 3rd XS Casualty Clash $10,000,000 xs $10,000,000 Fac. Automatic $5,000,000 xs $7,500,000 Property Catastrophe Property Casualty 50% Share in Excess of Loss $500,000 xs $500,000

High Quality Reinsurance We require reinsurers to carry an A-, or better, rating and $500 million in surplus A.M. Best Illustrative Reinsurers Rating General Reinsurance Corporation A++ Hannover Ruckversicherungs AG A+ GE Reinsurance Corporation A ACE Property and Casualty Company A Folksamerica Reinsurance Company A Insurance Corporation of Hannover A+ Swiss Reinsurance America Corporation A++ Hartford Fire Insurance Company A+

Financial Review Underwriting performance Expense management Investment portfolio performance

Income Statement Highlights Nine Months Ended Nine Months Ended September 30, 2005 September 30, 2004 ($Mexcept per share data) ($Mexcept per share data) Premiums earned $ 129.5 $ 107.4 Net investment income $ 10.5 $ 7.1 Loss and loss expenses $ 88.7 $ 64.4 Amortization of deferred policy acquisition costs $ 31.5 $ 24.0 Other operating expenses $ 10.4 $ 10.2 Net Income $ 5.3 $ 9.6 Net Income Per Diluted Share $ 0.40 $ 0.98 Loss and Loss Expense Ratio 68.5% 60.0% Expense Ratio 32.9% 32.1% Combined Ratio 101.4% 92.1% Net Loss Per Diluted Share Attributable to Hurricanes $ (0.47) Combined Ratio Effect of the Hurricanes 7.0% Weighted Average Shares Outstanding / Diluted 13,126,632 9,803,101 Income Statement Highlights

2001 2002 2003 2004 2004 YTD 2005 YTD Gross Written Premium 46.8 98.2 150.8 191.4 142.1 156.4 Combined Ratio 1.127 1.1 1.09 0.918 0.921 1.014 $250.0 $200.0 $150.0 $100.0 $50.0 $0.0 120% 100% 80% 60% 40% 20% 0% 2001 2002 2003 2004 2004 YTD 2005 YTD (September 30) Gross Written Premium Combined Ratio $ (millions) Selective GWP Growth Combined Ratio GWP Growth and Combined Ratio Improvement (September 30)

2001 2002 2003 2004 YTD 2005 Expense Ratio 0.423 0.383 0.342 0.319 0.328 Loss Ratio 0.704 0.717 0.748 0.599 0.615 Hurricane Impact 0.071 Combined Ratio 112.7% 110.0% 109.0% 91.8% 101.4% 7.0% 120.00% 100.00% 80.00% 60.00% 40.00% 20.00% 0.00% 112.7% 110.0% 109.0% 101.4% 91.8% 2001 2002 2003 2004 YTD 2005 (September 30) Combined Ratio Combined ratio impact of Hurricanes Katrina and Rita Combined Ratio (September 30)

Strength in Core Business Loss Ratios and Impact of Prior Year Development Loss Ratio Loss ratio impact of prior year development 120.0% 100.0% 80.0% 60.0% 40.0% 20.0% 0.0% 118.2% 81.0% 60.7% 60.6% 59.0% 62.0% 61.8% 58.6% 62.0%59.8% Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Loss ratio impact of prior year development 118.2% 60.7% 60.6% 59.0% 58.6% 62.0% 59.8% 62.0% 61.8% 81.0%

Expense Analysis Expense Ratio Quarterly Expense Ratio Components 40.0% 30.0% 20.0% 10.0% 0.0% 0.8% 1.9% 24.2% 21.4% 24.1% 24.3% 21.5% 23.9% 24.6% 24.0% 23.9% 13.9% 11.2% 9.1% 8.6% 8.6% 7.1% 7.4% 7.4% 8.1% Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Other Operating Expense ADAC Severance Excludes interest expense

Growth in Net Investment Income (Consolidated GAAP Basis) 3 Months Ended 12/03 12/04 3/04 3/05 6/04 6/05 9/04 9/05 $ (million) Nine months YTD net investment income has increased by 49.3% over the prior year period $4.5 $4.0 $3.5 $3.0 $2.5 $2.0 $1.5 $1.0 $0.5 $0.0 $3.9 $3.5 $3.2 $3.0 $2.7 $2.4 $2.0 $1.7 12/03 12/04 3/04 3/05 6/04 6/05 9/04 9/05 3 Months Ended

Growth in Net Investment Assets (Consolidated GAAP Basis) 3 Months Ended 12/03 12/04 3/04 3/05 6/04 6/05 9/04 9/05 $ (million) Net investment assets, excluding cash, have increased by 19% from 9/30/04 to 9/30/05 $400 $350 $300 $250 $200 $150 $100 $50 $0 $345 $329 $306 $315 $291 $273 $192 $204 12/03 12/04 3/04 3/05 6/04 6/05 9/04 9/05 3 Months Ended

Investment Portfolio Detail (9/30/2005) 92% Fixed Income, 8% equities Gen Re NEAM manages majority of invested assets Average credit rating of AA+ Taxable equivalent yield of 5.4% Duration 4.5 years Holdings Detail Fixed Income Quality Holdings Detail Fixed Income Quality Governments & Agencies AAA Municipal Corporate 5% 70% 38% 12% MBS 11% Other Structured Short Term 11% Below BB Investments Short TermBond 7% BBB CMO A Preferred 3% AA 4% Funds Common 8% 6% 9% 11% 3% 2%

ProCentury Corporation (NASDAQ: PROS) November 2005